© Atkore Inc. Third Quarter 2021 Earnings Presentation August 3, 2021

© Atkore Cautionary Statements This presentation is provided for general informational purposes only and it does not include every item which may be of interest, nor does it purport to present full and fair disclosure with respect to Atkore Inc. (“Atkore”) or its operational and financial information. Atkore expressly disclaims any current intention to update any forward-looking statements contained in this presentation as a result of new information or future events or developments or otherwise, except as required by federal securities laws. This presentation is not a prospectus and is not an offer to sell securities. This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and the Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward- looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, but you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. This presentation should be read along with the historical financial statements of Atkore, including the most recent audited financial statements. Historical results may not be indicative of future results. We use non-GAAP financial measures to help us describe our operating and financial performance. These measures may include Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net Sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis), Free Cash Flow (net cash provided by operating activities less capital expenditures) and Return on Capital to help us describe our operating and financial performance. These non-GAAP financial measures are commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, total debt, net cash provided by operating activities, return on assets, and other income data measures as determined in accordance with generally accepted accounting principles in the United States, or GAAP, or as better indicators of operating performance. These non-GAAP financial measures as defined by us may not be comparable to similarly-titled non-GAAP measures presented by other companies. Our presentation of such non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of the non-GAAP financial measures presented herein to the most comparable financial measures as determined in accordance with GAAP. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters typically end on the last Friday in December, March and June. 2

© Atkore Record Quarterly Earnings in Q3 2021 3 1. See non-GAAP reconciliation in appendix. 493.5 384.9 853.7 Q3 2021 Q3 2019 Q3 2020 +122% 36.6 24.1 175.3 Q3 2021 Q3 2019 Q3 2020 +628% 88.5 63.7 274.3 Q3 2019 Q3 2020 Q3 2021 +330% 1.04 0.67 3.96 Q3 2020 Q3 2019 Q3 2021 +491% Revenue $M Net Income $M Adjusted EBITDA1 $M Adjusted EPS1 $/share Business Review Outstanding results in Q3 2021 Volume/mix up 24% versus prior year in Q3 Repurchased $75M in stock in the third quarter Completed debt refinancing process and extended asset- based loan credit facility Increasing FY21 Adjusted EBITDA Outlook to $855-$875M & FY22 Adjusted EBITDA Perspective to $500-$550M

© Atkore Q3 Income Statement Summary 4 1. See non-GAAP reconciliation in appendix 2. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales $’s in millions Q3 2021 Q3 2020 Y/Y Change Y/Y % Change Net Sales $853.7 $384.9 $468.8 121.8% Operating Income $248.7 $41.6 $207.1 497.5% Net Income $175.3 $24.1 $151.2 627.4% Adjusted EBITDA1 $274.3 $63.7 $210.6 330.6% Adjusted EBITDA Margin2 32.1% 16.6% +1,550 bps - Net Income per Share (Diluted) $3.64 $0.49 $3.15 642.9% Adjusted Net Income per Share1 (Diluted) $3.96 $0.67 $3.29 491.0%

© Atkore Consolidated Atkore Q3 2021 Bridges 5 Volume/Mix +23.6% Price +89.0% Acquisitions / F/X / Other +9.2% Total +121.8% Q3 Net Sales Bridge Net Sales % Change Q3 Adjusted EBITDA Bridge Highlights $91 $343 $35 2020 Volume/Mix M&A / F/X / OtherPrice 2021 $385M $854M Delivering outstanding results and performance Solid volume growth experienced across the business Significant investments in new product innovation, marketing and business development in order to help improve our positioning for the future $28 $10 2020 Volume/Mix $151 Input Cost Changes $343 Price M&A / Productivity / Investment / Inflation / F/X / Other $64M 2021 $274M

© Atkore Q3 2021 Segment Results 6 Electrical Safety & Infrastructure ($’s in millions) Q3 2021 Q3 2020 Y/Y Change Net Sales $661.2 $272.2 142.9% Adjusted EBITDA $267.8 $55.5 382.1% Adjusted EBITDA Margin 40.5% 20.4% +2010 bps ($’s in millions) Q3 2021 Q3 2020 Y/Y Change Net Sales $193.5 $113.4 70.7% Adjusted EBITDA $22.4 $14.2 57.7% Adjusted EBITDA Margin 11.6% 12.5% (90 bps) Q3 Net Sales Bridge $64 $291 $34 Price2020 Volume/Mix M&A / F/X / Other 2021 $272M $661M Q3 Net Sales Bridge $27 $52 $1 Price2020 Volume/Mix M&A / F/X / Other 2021 $113M $193M

© Atkore Multiple Ways to Deliver Shareholder Value 7 1. See non-GAAP reconciliation in appendix. Generating Strong Free Cash Flow Capital Investments Continue to make internal investments to grow business for the future Strategic M&A Strategic acquisitions remain key element of long-term business model, will continue to pursue those that align with top priorities Return Capital to Shareholders Share repurchases remain priority as primary form of capital return Manage Leverage Focused on maintaining and further strengthening balance sheet in order to be ready to support future growth Balanced Approach to Capital Deployment $284 $113 $34 $43 $25 $110 $7 M&A Activities Cash Flow From Operating Activities Capital Expenditures Net Other Sources of Cash Free Cash Flow1 Stock Repurchases Net Repayments of Long- Term Debt & Other Associated Costs and Fees Net Increase in Cash vs. Q4 20 $319M FY21 YTD Cash Flow Bridge, $M

Debt Refinancing Highlights

On May 26, 2021, Atkore completed the successful refinancing of its existing $772 million Term Loan B ("TLB") with a new $400 million Term Loan B and a new $400 million Senior Unsecured Notes Offering

Key Transaction Highlights

Decreased blended cost of long-term debt

- ✓ Decreased TLB spread from LIBOR (L) + 275 bps (1.00% floor) to L + 200 bps (0.50% floor)
- ✓ Debut 10-year Senior Unsecured Notes – 4.25%
- ✓ Decreased weighted average cost of long-term debt from 3.75% to 3.375%[1]

Extended and staggered debt maturity profile

- ✓ Term Loan B – 7 year tenor due 2028 (~4.4 year extension)
- ✓ Senior Unsecured Notes – 10 year tenor due 2031
- ✓ Extended weighted average maturity from 2.6 years to 8.5 years[2]

Improved ratings profile

- ✓ Upgrade at Moody's
- ✓ Positive outlook at S&P
- ✓ Favorable debut ratings from Fitch

Pro-Forma Structure



Previous Term Loan B (L+275; 100 bps floor)
New Term Loan B (L+200; 50 bps floor)
New Senior Unsecured Note (4.25%)
$772M
$400M
$400M
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031

© Atkore

1. Weighted average cost of debt calculation based on long-term debt, and excludes OID and assumes no drawn balance on ABL revolver for comparative purposes. Does not include any fees or other expenses.
2. Weighted average maturity calculated from closing date of 5/26/2021

Raising FY2021 Outlook

Atkore

Increasing FY21 estimates for Net Sales, Adjusted EBITDA and Adjusted EPS, driven by stronger than expected performance year to date in FY21 and expectations for the fourth quarter.

Outlook Summary

Outlook Items for Consolidated Atkore	Q4 2021 Outlook	FY2021 Outlook	Changes to Prior FY2021 Outlook
Net Sales	+70%	+60%	+20% pts / +10% pts
Adjusted EBITDA[1]	$250 – $270M	$855 – $875M	+$155 / +$125M
Adjusted EPS[1]	$3.65 – $3.95	$12.25 – $12.55	+$2.25 / +$1.85
Interest Expense	-	$32 – $34M	($1) / ($3)
Tax Rate	-	25% – 27%	-
Capital Expenditures	-	$50 – $55M	-
Stock Buybacks	-	≥ $110M	+ ≥$55M
Diluted Shares Outstanding[2]	-	~47M	-

Updated FY2022 Perspective

- Increasing expectations for Adjusted EBITDA to $500-$550 million, reflecting continued supply demand dynamics that are expected to now continue further into FY22
- Note, FY22 perspective may vary due to changes in assumptions or market conditions

1. Reconciliation of the forward-looking full-year 2021 outlook for Adjusted EBITDA and Adjusted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation.
2. Represents weighted-average shares outstanding in millions used in calculation of Adjusted EPS outlook.

© Atkore

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© Atkore. Appendix

© Atkore Segment Information Three months ended June 25, 2021 June 26, 2020 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical $ 661,163 $ 267,824 40.5% $ 272,151 $ 55,549 20.4 % Safety & Infrastructure 193,492 22,365 11.6% 113,380 14,150 12.5 % Eliminations (997) (632) Consolidated operations $ 853,658 $ 384,899 11

© Atkore Adjusted Earnings Per Share Reconciliation Consolidated Atkore Inc. 12 Three months ended (in thousands, except per share data) June 25, 2021 June 26, 2020 June 28, 2019 Net income $ 175,297 $ 24,078 $ 36,550 Stock-based compensation 3,768 1,656 4,120 Intangible asset amortization 8,707 8,026 7,868 Loss on extinguishment of debt 4,202 — — Other (a) (863) 984 5,371 Pre-tax adjustments to net income 15,814 10,666 17,359 Tax effect (3,954) (2,667) (4,253) Adjusted net income $187,157 $32,077 $49,656 Weighted-Average Diluted Common Shares Outstanding 47,286 47,819 47,557 Net income per diluted share $ 3.64 $ 0.49 $ 0.75 Adjusted net income per diluted share $ 3.96 $ 0.67 $ 1.04 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of certain indemnified uncertain tax positions, gain on purchase of business and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives.

© Atkore Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore Inc. 13 Three months ended (in thousands) June 25, 2021 June 26, 2020 June 28, 2019 Net income $ 175,297 $ 24,078 $ 36,550 Interest expense, net 8,090 9,421 12,789 Income tax expense 61,654 8,672 11,106 Depreciation and amortization 20,166 18,316 17,760 Stock-based compensation 3,768 1,656 4,120 Loss on extinguishment of debt 4,202 — — Other (a) 1,087 1,581 6,156 Adjusted EBITDA $ 274,264 $ 63,724 $ 88,481 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of certain indemnified uncertain tax positions, gain on purchase of business, realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, restructuring costs and transaction costs.

© Atkore Trailing Twelve Month Adjusted EBITDA Consolidated Atkore Inc. 14 TTM Three months ended (in thousands) June 25, 2021 June 25, 2021 March 26, 2021 December 25, 2020 September 30, 2020 Net income $ 439,537 $ 175,297 $ 124,933 $ 85,066 $ 54,241 Interest expense, net 34,217 8,090 8,416 8,254 9,457 Income tax expense 147,506 61,654 38,304 26,964 20,584 Depreciation and amortization 77,421 20,166 19,265 19,044 18,946 Stock-based compensation 17,920 3,768 4,868 5,522 3,762 Loss on the extinguishment of debt 4,475 4,202 — — 273 Other(a) (18,261) 1,087 (2,421) (7,860) (9,067) Adjusted EBITDA $ 702,815 $ 274,264 $ 193,365 $ 136,990 $ 98,196 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of indemnified uncertain tax positions, gain on purchase of business, realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, restructuring costs and transaction costs.

© Atkore Free Cash Flow Reconciliation Consolidated Atkore Inc. 15 Nine months ended (in thousands) June 25, 2021 June 26, 2020 Net cash provided by operating activities $ 318,621 $ 156,019 Capital expenditures $ (34,242) $ (25,590) Free Cash Flow: $ 284,379 $ 130,429